Exhibit 10.2

FINAL FORM

LETTER AGREEMENT

June [•], 2024

[ADDRESS]

Ladies and Gentlemen:

Reference is made to the [(i) Securities Subscription Agreement, dated as of December 14, 2021 (the “SSA”), by and between Swiftmerge Acquisition Corp. (“Swiftmerge”) and [•] (the “Anchor Investor”), (ii) Non-Redemption Agreement and Assignment of Economic Interest, dated as of March 14, 2024 (the “NRA”), by and among Swiftmerge, Swiftmerge Holdings, LP (the “Sponsor”) and the “NRA Investors” set forth on the signature page hereto (collectively, the “NRA Investors” and together with the Anchor Investor, the “Investor”),] (iii) Agreement and Plan of Merger, dated as of June 4, 2024 (the “Merger Agreement”), by and among Swiftmerge, a to be formed “Holdco” entity, which will be a Delaware limited liability company and wholly-owned subsidiary of Swiftmerge, a to be formed “Merger Subsidiary” entity, which will be a Delaware limited liability company and wholly-owned subsidiary of HoldCo and AleAnna Energy, LLC (the “Company”), and (iv) Amended and Restated Sponsor Letter Agreement, dated as of June 4, 2024 (the “SSLA”), by and among Swiftmerge, Sponsor and the Company.

In order to induce Swiftmerge and the Company to enter into the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

Investor hereby represents and warrants that as of the date hereof and as of immediately prior to the surrender contemplated herein, neither Investor nor any of its controlled Affiliates owns of record or “beneficially owns” (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) any shares of capital stock of Swiftmerge, or any securities that are by their terms, directly or indirectly, convertible or exchangeable into, or exercisable for shares of capital stock of Swiftmerge, or any option, warrant, or other right to subscribe for, purchase, or acquire any shares of capital stock of Swiftmerge, other than [(a) [•] Class B Ordinary Shares of Swiftmerge held by [the Anchor Investor/Investor Name] (collectively, the “Owned Shares”), and (b) private placement warrants to purchase [•] Class A Ordinary Shares of Swiftmerge held by [the Anchor Investor/Investor Name] (the “Owned Warrants”).]

Notwithstanding anything to the contrary contained in the [SSA or NRA], the Investor hereby agrees that it and the [Owned Shares and Owned Warrants] shall be subject to, and expressly bound by, the provisions of Section 2, Section 4 and Section 5 of the SSLA, as if such Investor was a party thereto, on the same basis as such provisions apply to the Sponsor thereunder. As a result thereof and for avoidance of the doubt, the Investor hereby agrees that (1) the Investor shall comply in all respects with the voting, lock-up and transfer restrictions provisions set forth in the SSLA as if it were a party thereto and (2) immediately prior to, and subject to and conditioned upon, the closing of the transactions contemplated by the Merger Agreement, shall irrevocably surrender the [Owned Shares and Owned Warrants] held by it to Swiftmerge as set forth below, with no shares of Surviving PubCo Class A Common Stock (as defined in the SSLA) being issued in respect thereof:

Investor	[Surrendered Owned Shares (SSA)]	[Retained Owned Shares (SSA)]	[Surrendered Owned Shares (NRA)]	[Retained Owned Shares (NRA)]	[Surrendered Owned Warrants]
[•]	[•]	[•]	[•]	[•]	[•]

This Letter Agreement supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof. The Company shall be a third party beneficiary of this Letter Agreement and entitled to enforce it as if it were a party hereto.

This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Neither this Letter Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

[Signature page follows]

The forgoing Letter Agreement is hereby confirmed and accepted as of the date first above written:

Very truly yours,

SPONSOR

SWIFTMERGE HOLDINGS, LP

By: ______________________________________
Name:
Title:

SWIFTMERGE

SWIFTMERGE ACQUISITION CORP.

By: ______________________________________
Name:
Title:

INVESTOR

[•]

By: ______________________________________
Name: [•]
Title: [•]

Address:
[•]
Attention: [•]
Email: [•]

[Signature Page to Investor Side Letter Agreement]

Acknowledged and Agreed:

COMPANY

ALEANNA ENERGY, LLC

By: ______________________________________
Name: [•]
Title: [•]

[Signature Page to Investor Side Letter Agreement]